REVOLVING CREDIT NOTE


Date:             April 30, 1997            Maturity Date: April 30, 1998

Amount:           $5,000,000

Lender:           Integrated Health Services, Inc.
                  10065 Red Run Boulevard
                  Owings Mills, MD 21117

Borrower:         Integrated Living Communities, Inc.
                  24850 Old 41 Road, Suite 10
                  Bonita Springs, FL 34135-7022
--------------------------------------------------------------------------------


FOR VALUE RECEIVED, the undersigned Borrower hereby unconditionally promises to pay in immediately available funds to the order of Lender, its successors, and assigns, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Lender from time to time, the principal amount of $5,000,000.00 or so much thereof as may be outstanding from time to time (the "Principal"), together with interest computed daily on the outstanding Principal balance hereunder, at the annual interest rate, and in accordance with the payment schedule indicated below.

1. Rate. This Note shall bear interest from its date until maturity on the Principal outstanding from to time to time hereunder at a rate per annum equal to twelve (12%) percent (the "Interest Rate").

Notwithstanding any provision of this Note, Lender does not intend to charge and Borrower shall not be required to pay, any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of Florida. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the Lender's option.

2. Accrual Method. Unless otherwise indicated, the Interest Rate set forth above will be calculated by the actual/360-day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any Principal is outstanding hereunder).

3. Payment Schedule. All Principal and other amounts outstanding under this Note shall be due and payable on the first anniversary of the date of this Note. Six
(6) months following the date hereof, the maximum aggregate amount of Principal permitted to be outstanding at any time shall be reduced to $4,500,000; and nine months following the date hereof, the maximum


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aggregate  amount of Principal  permitted to be outstanding at any time shall be further reduced to $4,000,000. Borrower shall make such payments of Principal as shall be necessary to comply with the foregoing limits on the amount of Principal outstanding. Interest due hereunder shall be payable on each date that a payment of Principal is made hereunder, and monthly in arrears on the first business day of each calendar month during the term of this Note. Any payment to the Lender hereunder shall be applied first to the payment of all accrued interest and the balance shall be applied to Principal. Borrower may prepay all or any part of the remaining principal balance of this Note, including all interest accrued thereon through the date of such prepayment, at any time prior to the maturity date without penalty or premium. The Lender is authorized but not required to record the date and amount of each loan made, the date and amount of any payment, and the balance hereof on the Grid attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided however, that the Lender' failure to so record shall not limit the obligations of the Borrower hereunder to pay the amount of all loans hereunder.

4. Revolving Feature. Until the day preceding the first anniversary of the date hereof, Borrower may borrow and reborrow hereunder at any time, up to a maximum aggregate amount outstanding not to exceed at any time the amounts as set forth in Paragraph 3, above, provided, that all of the conditions set forth below shall have been satisfied as of the date of borrowing.

     (i) Borrower shall have given Lender at least five (5) days prior written notice (the "Notice") of Borrower's intent to borrow under this Note;

     (ii) the Notice shall include the stated purpose for the proceeds borrowed under this Note and shall include a certification that no Event of Default shall have occurred and be continuing;

     (iii)  Borrower shall only be permitted to use the proceeds under this Note
(a) to assist Borrower in its working capital needs, or (b) to provide bridge financing for acquisitions by Borrower approved by Lender, or (c) to make payments due under the Unsecured Credit Note issued by Borrower to Lender, dated as of November 20, 1996, in the original principal amount of $3,445,024.00, as amended as of the date hereof (the "Initial Note");

     (iv) no Event of Default shall have occurred and be continuing; and

     (v) the minimum amount that may be borrowed at any one time under this Note shall be $250,000 (the "Minimum Draw"). The Minimum Draw may be increased in $50,000 increments only.

     Lender shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met.

5. Waivers, Consents and Covenants. Borrower, any endorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Olbigors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any endorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation to Borrower to Lender (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Lender of any Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of the Lender, or any indulgence shown by the Lender (without notice to or further assent from any of the Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by the Lender shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by the Lender, or otherwise affect, any of Lender's rights under this Note, under any endorsement, or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or defense of this Note or of any endorsement or guaranty hereof and/or the enforcement or defense of Lender's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including with limitation, reasonable attorney's and paralegal's fees and expenses, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

6. Idemnifaction. Obligors agree to promptly pay, indemnify and hold Lender harmless from all State and Federal taxes of any kind and other liabilities with respect to or resulting from the execution and/or delivery of this Note or any advances made pursuant to this Note. If this Note has a revolving feature and is secured by a mortgage, Obligors expressly consent to the deduction of any applicable taxes from each taxable advance extended by Lender.

7. Delinquency Charge. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four (4%) percent of any payment that is more than fifteen days late.

8. Events of Default. Upon the occurrence of any of the following, Lender may declare an "Event of Default" to exist: (a) the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Lender, or to any affiliate or subsidiary of Integrated Health Services, Inc., whether under this Note or any Loan Documents or the Initial Note, as and when due (whether upon demand, at maturity or by acceleration); (b) the failure to pay or perform any other obligation, liability or indebtedness of any Obligor to any other party when due (whether upon demand, at maturity or by acceleration); (c) the commencement of a proceeding against any Obligor for dissolution or liquidation, the voluntarily or involuntary termination or dissolution of any Obligor or the merger or consolidation of any Obligor with or into another entity; (d) the insolvency of, the business failure of, the appointment of a custodian, trustee, or receiver for or for any of the property of, the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment or indebtedness, composition or extension by or against any Obligor; (e) the determination by the Lender that any representation or warranty made to the Lender by an Obligor in any Loan Documents or otherwise is or was, when it was made, untrue or materially misleading; (f) the failure of any Obligor timely deliver such financial statements, including tax returns, other statements of condition or other information, as Lender shall request from time to time; (g) the entry of a judgment against any Obligor or which Lender deems to be a material nature, in Lender's sole discretion; (h) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; (i) the determination by Lender that a material adverse change has occurred in the financial condition of any Obligor; (j) the failure of Borrower's business to comply with any law or regulation controlling its operation; or (k) a Change in Control of the Borrower shall occur. For purposes hereof, a "Change in Control" of the Borrower shall mean the occurrence of any of the following events; (i) any party or two or more parties acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of Borrower (or other securities convertible into such Voting Stock) representing 25% or more of the combined voting power of all Voting Stock of Borrower, (ii) Lender shall fail to own and have the right to vote at least 25% of the outstanding Voting Stock of Borrower determined on a fully diluted basis after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of Borrower that are convertible into or exercisable for Voting Stock of Borrower (whether or not such securities are then currently convertible or exercisable), (iii) during any period of up to 24 consecutive months, commencing after the Closing Date, individuals who at the beginning of uch 24-month period were directors of Borrower (together with any new director whose election by Borrower's Board of Directors or whose nomination for election by Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of Borrower then in office or (iv) Borrower shall fail to own and have the right to vote 100% of the outstanding Voting Stock of the Borrower, determined on a fully diluted basis after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Borrower that are convertible into or exercisable for Voting Stock of the Borrower. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934.

9. Remedies Upon Default. Whenever there is Event of Default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Lender (however acquired or evidenced) shall, at the option of the Lender immediately due and payable and any obligation of Lender to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Interest Rate on the unpaid Principal shall be increased at Lender's discretion up to the Interest Rate plus five (5%) percent per annum, or the maximum rate allowed by law, whichever is lower (the "Default Rate"). The provisions herein for a Default Rate shall not be deemed to extend the time of any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Lender's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the Principal balance, and Interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of Principal and interest is paid in full, and all such interest thereon shall thereafter be due on demand. Upon an Event of Default under this Note, Lender is hereby authorized at any time, at its option and without notice of demand, to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Lender or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Lender shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available law or in equity. Any judgment rendered on this Note shall bear interest at the highest rate of interest permitted pursuant to Chapter 687 Florida Statutes.

10. Non-Waiver. The failure at any time of the Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of its options or rights at a later date. All rights and remedies of the Lender shall be cumulative and may be pursued singly, successively or together at the option of the Lender. The acceptance by Lender of any partial payment shall not constitute a waiver of any default or of any of Lender's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of the Lender or the obligations of Obligors to Lender in any respect at any other time.

11. Applicable Law, Venue and Jurisdiction. This Note and the rights and obligations of Borrower and Lender shall be governed by and interpreted n accordance with the law of the State of Florida.

12. Partial Invalidity. The enforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstances shall not affect the enforceability o validity of such provision as it may apply to other persons or circumstances.

13. Binding Effect. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Lender and the respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without the prior written consent of Lender.

14. Controlling Document. To the extent that this Note conflicts with or is in any way incomparable wit any other document related specifically to the loans evidenced by this Note, this Note shall control over any other such document, and if the Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

15. Notwithstanding any provisions to the contrary contained herein, this Note and all renewals, extensions and modifications hereof, are and shall remain subject to the terms of that certain Subordination Agreement, dated as of April 9, 1997 (the "Subordination Agreement") among NationsBank, N.A. (South), Lender and Borrower, as amended. Each transferee of this Note, by acceptance of same, absolutely agrees to be bound by all of the provisions of the Subordination Agreement.

Borrower represents and warrants to the Lender that the proceeds of these loans are to be used for business purposes only and are therefore commercial loans. Borrower acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note and hereby executes this Note as of the date here above-written.

This written promissory note may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties with respect to the subject matter of this Note.

     IN WITNESS WHEREOF, the undersigned has executed this Note on the date first above written.


                                      INTEGRATED LIVING
                                      COMMUNITIES, INC.




                                      By: _____________________________

                                      Title: ____________________________